EXHIBIT 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 30, 2015

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among DXP ENTERPRISES, INC., a Texas corporation (“US Borrower”), DXP CANADA ENTERPRISES LTD., a corporation organized under the laws of British Columbia, Canada (“Canadian Borrower” and together with US Borrower, the “Borrowers”), the lenders who are party to this Amendment (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of January 2, 2014 (as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Administrative Agent and the Consenting Lenders have agreed to grant such request of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                  Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.                  Amendment to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein the Administrative Agent and the Lenders party hereto hereby agree that the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the phrase “and” at the end of clause (b)(vi) and replacing it with “,”, (ii) adding the phrase “and” at the end of clause (b)(vii) and (iii) inserting the following new clause (b)(viii) therein:

“and (viii) additional one-time cash expenses incurred during such period in connection with the B27 Acquisition in an aggregate amount not to exceed $7,500,000 during the term of this Agreement”.

Section 3.                 Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)                the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each other Credit Party, the Administrative Agent and the Required Lenders;

(b)                the representations and warranties of the Borrowers contained in Section 4 shall be true and correct; and

(c)               all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Borrowers.

Section 4.                  Representations and Warranties of the Borrowers.  Each Borrower represents and warrants as follows:

(a)                 The execution, delivery and performance by such Borrower of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Borrower, (ii) contravene any Applicable Law which is applicable to such Borrower, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Borrower is a party, by which it or any of its properties is bound or to which it is subject, or (iv) except for the Liens granted in favor of the Administrative Agent pursuant to the Security Documents, result in or require the creation or imposition of any Lien upon any of its properties or assets, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b)                Such Borrower has taken all necessary corporate (or other organizational) action to execute, deliver and perform this Amendment and has validly executed and delivered each of this Amendment.  This Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing.

(c)                 No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Borrower of this Amendment except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents.

(d)                After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e)                 No Default or Event of Default shall exist immediately prior to and after giving effect to this Amendment.

Section 5.                  Reference to and Effect on the Loan Documents.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.

(a)                 The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case as amended or converted by this Amendment.

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(b)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 6.                  Reaffirmations.  Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 7.               Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.                  Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9.                  Entire Agreement.  This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, each Swingline Lender and/or the Arranger, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DXP ENTERPRISES, INC., as US Borrower	VERTEX-PFI, INC., as a US Subsidiary Guarantor

By: /S/ Mac McConnell Name: Mac McConnell Title: Senior Vice President, Chief Financial Officer and Secretary	By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President and Secretary

DXP CANADA ENTERPRISES LTD., as Canadian Borrower	PFI, LLC, as a US Subsidiary Guarantor

By: /S/ Mac McConnell Name: Mac McConnell Title: Chief Financial Officer	By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President and Secretary

DXP HOLDINGS, INC., as a US Subsidiary Guarantor	B27 HOLDINGS CORP., as Subsidiary Guarantor

By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President	By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President, Chief Financial Officer and Secretary

PMI OPERATING COMPANY, LTD., as a US Subsidiary Guarantor	B27, LLC, as a US Subsidiary Guarantor

By: PUMP-PMI, LLC, as General Partner By: /S/ Mac McConnell Name: Mac McConnell Title: Secretary and Treasurer	By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President and Chief Financial Officer

PMI INVESTMENT, LLC, as a US Subsidiary Guarantor	B27 RESOURCES, INC., as a US Subsidiary Guarantor

By: /S/ Mac McConnell Name: Mac McConnell Title: Secretary and Treasurer	By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President and Chief Financial Officer

PUMP-PMI, LLC, as a US Subsidiary Guarantor	BEST HOLDING, LLC, as Subsidiary Guarantor

By: /S/ Mac McConnell Name: Mac McConnell Title: Secretary and Treasurer	By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President and Chief Financial Officer

VERTEX CORPORATE HOLDINGS, INC., as a US Subsidiary Guarantor	BEST EQUIPMENT SERVICE & SALES COMPANY, LLC, as Subsidiary Guarantor

By: /S/ Mac McConnell Name: Mac McConnell Title: Vice President, Secretary and Treasurer	By: /S/ Kent Yee Name: Kent Yee Title: Secretary

PUMPWORKS 610, LLC, as Subsidiary Guaranto

By: /S/ Kent Yee Name: Kent Yee Title: Secretary

DXP Enterprises, Inc.
Second Amendment to Amended and Restated Credit Agreement
Signature Page

INTEGRATED FLOW SOLUTIONS, LLC, as a US Subsidiary Guarantor	BRANCH BANKING AND TRUST COMPANY, as Lende

By: /S/ Kent Yee Name: Kent Yee Title: Secretary	By: /S/ Matt McCain Name: Matt McCain Title: Senior Vice President

INDUSTRIAL PARAMEDIC SERVICES LTD., as a Canadian Subsidiary Guarantor	U.S. BANK NATIONAL ASSOCIATION, as Lender

By: /S/ Mac McConnell Name: Mac McConnell Title: Director	By: /S/ Jonathan F Lindvall Name: Jonathan F. Lindvall Title: Vice President

HSE INTEGRATED LTD., as a Canadian Subsidiary Guarantor	JPMORGAN CHASE BANK, N.A., as Lender

By: /S/ Mac McConnell Name: Mac McConnell Title: Senior Vice President	By: /S/ Jeffrey C Miller Name: Jeffrey C Miller Title: Authorized Office

NATIONAL PROCESS EQUIPMENT INC., as a Canadian Subsidiary Guarantor	ACKNOWLEDGED BY: JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as its Applicable Designee

By: /S/ Mac McConnell Name: Mac McConnell Title: Chief Financial Officer	By: /S/ Deborah Booth Name: Deborah Booth Title: Vice President

ADMINISTRATIVE AGENT AND LENDERS:	ROYAL BANK OF CANADA, as Lender

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender	By: /S/ Nicole Bradshaw Name: Nicole Bradshaw Title: VP, Finance

By: /S/ Tom Caver Name: Thomas F. Caver, III Title: Senior Vice President	AMEGY BANK NATIONAL ASSOCIATION, as Lender

BANK OF AMERICA, N.A., as Lender	By: /S/ Jeremy A Newsom Name: Jeremy A. Newsom Title: Executive Vice President

By: /S/ Juan Trejo Name: Juan Trejo Title: Vice President	BOKF, NA dba Bank of Texas, as Lender

BANK OF AMERICA, N.A. (Canada Branch), as Lender	By: /S/ Robbie Shackouls Name: Robbie Shackouls Title: Vice President

By: /S/ Juan Trejo Name: Juan Trejo Title: Vice President	CADENCE BANK, as Lender

REGIONS BANK, as Lender	By: /S/ Bob Bobbora Name: William Bobbora Title: Senior Vice President
By: /S/ Joey Powell Name: Joey Powell Title: Sr. Vice President

DXP Enterprises, Inc.
Second Amendment to Amended and Restated Credit Agreement
Signature Page